EXHIBIT 10 (i)
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ANDERSEN ANDERSEN & STRONG, L.C.                                            941 East 3300 South, Suite 220
Certified Public Accountants and Business Consultants Board                    Salt Lake City, Utah, 84106
Member SEC Practice Section of the AICPA                                            Telephone 801-486-0096
                                                                                          Fax 801-486-0098
                                                                                E-mail Kandersen @ msn.com
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

THE BRALORNE MINING COMPANY

         We hereby consent to the use of our report dated March 17, 1999, in the registration statement of Bralorne Mining Company filed in Form 10-SB in accordance with Section 12 of the Securities Exchange Act of 1934.

                                               ANDERSEN ANDERSEN & STRONG, L.C.

                                               /s/ L. REX ANDERSEN

Salt Lake City, Utah
March 22, 1999



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